Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

Don’t just carry-on with traditional investments

Try GBTC - the world’s largest Bitcoin ETF*

GBTC Grayscale Bitcoin Trust ETF

Bitcoin investing begins here

Filed Pursuant To Rule 433

Registration No. 333-275079

January 11, 2024

*Based on AUM as of 12.31.23.

Grayscale Bitcoin Trust (BTC) (the “Trust”) has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Trust.

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



Don’t just carry–on with traditional investments

Try GBTC — the world's largest Bitcoin ETF*



Don’t just carry–on with traditional investments

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing
begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing
begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment



Don’t just carry-on with traditional investments

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing
begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



Don’t just carry-on with traditional investments

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



Don’t just carry–on with traditional investments

GRAYSCALE®

Try GBTC — the world's largest Bitcoin ETF*

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing
begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



Don’t just carry–on with traditional investments

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



Don’t just carry-on with traditional investments

GRAYSCALE®

Try GBTC — the world's largest Bitcoin ETF*

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



Don’t just carry–on with traditional investments

GRAYSCALE®

Try GBTC — the world's largest Bitcoin ETF*

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing begins *here*

GRAYSCALE®



Don’t just carry-on with traditional investments

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.





Don't just carry-on with traditional investments

GRAYSCALE®

Try GBTC — the world's largest Bitcoin ETF*

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing
begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



Don’t just carry-on with traditional investments

GRAYSCALE®



Don’t just carry-on with traditional investments

GRAYSCALE®

Try GBTC — the world's largest Bitcoin ETF*

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing
begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.



Don’t just carry-on with traditional investments

GRAYSCALE®

GBTC

Grayscale Bitcoin Trust ETF

Bitcoin investing begins *here*

GRAYSCALE®

*Based on AUM as of 12.31.23. **Grayscale Bitcoin Trust (BTC) (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833) 903 - 2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services is the Marketing Agent for the Trust.**

An investment in the Trust involves risks, including possible loss of principal. The Trust holds Bitcoin; however, an investment in the Trust is not a direct investment in Bitcoin. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries. Extreme volatility, regulatory changes, and exposure to digital asset exchanges may impact the value of Bitcoin, and consequently the value of the Trust.